DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 Q3 Earnings Presentation October 27 | 2022 Exhibit 99.2

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 2 On the call Presenter Topic Bob Rivers Opening Remarks Chief Executive Officer & Chair of the Board Jim Fitzgerald FinancialsChief Administrative Officer, Chief Financial Officer & Treasurer

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 3 Forward-looking statements This presentation contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. Certain factors that could cause actual results to differ materially from expected results include developments in the Company’s market relating to the COVID-19 pandemic, including the severity and duration of the associated economic slowdown; adverse developments in the level and direction of loan delinquencies and charge-offs and changes in estimates of the adequacy of the allowance for loan losses; increased competitive pressures; changes in the interest rate environment; risks that revenue or expense synergies or the other expected benefits of the Company’s merger with Century (“Transaction”) may not fully materialize for the Company in the timeframe expected or at all, or may be more costly to achieve; risks that the Company is unable to successfully implement integration strategies for the Transaction; reputational risks and the reaction of customers to the Transaction; and diversion of management time on Transaction-related issues; as well as general economic conditions or conditions within the securities markets; and legislative and regulatory changes and related compliance costs that could adversely affect the business in which the Company and its subsidiary Eastern Bank are engaged, including inflation, interest rates, interest rate sensitivity and liquidity, including the effect of, and changes in, monetary and fiscal policies and laws, such as the interest rate policies of the Board of Governors of the Federal Reserve System; market and monetary fluctuations, including fluctuations due to actual or anticipated changes to federal tax laws; credit quality, including adverse developments in local or regional real estate markets that decrease collateral values associated with existing loans; and the failure of the Company to execute all of its planned share repurchases. For further discussion of such factors, please see the Company’s most recent Annual Report on Form 10-K and subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Further, given the ongoing and dynamic nature of the COVID-19 pandemic, it is difficult to predict what continued effects the COVID-19 pandemic will have on the Company's business and results of operations. The COVID-19 pandemic and the related local and national economic disruption may result in a continued decline in demand for the Company's products and services; increased levels of loan delinquencies, problem assets and foreclosures; an increase in the Company's allowance for loan losses; a decline in the value of loan collateral, including real estate; reduced demand for office space in the Company's markets due to remote and/or hybrid work arrangements; a greater decline in the yield on the Company's interest-earning assets than the decline in the cost of the Company's interest-bearing liabilities; and increased cybersecurity risks, as employees continue to work remotely. You should not place undue reliance on forward-looking statements, which reflect the Company's expectations only as of the date of this presentation. The Company does not undertake any obligation to update forward-looking statements.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 4 Non-GAAP financial measures used in this presentation are denoted by an asterisk. A non-GAAP financial measure is defined as a numerical measure of the Company’s historical or future financial performance, financial position or cash flows that excludes (or includes) amounts, or is subject to adjustments that have the effect of excluding (or including) amounts that are included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”) in the Company’s statement of income, balance sheet or statement of cash flows (or equivalent statements). The Company presents non-GAAP financial measures, which management uses to evaluate the Company’s performance, and which exclude the effects of certain transactions that management believes are unrelated to its core business and are therefore not necessarily indicative of its current performance or financial position. Management believes excluding these items facilitates greater visibility for investors into the Company’s core business as well as underlying trends that may, to some extent, be obscured by inclusion of such items in the corresponding GAAP financial measures. There are items in the Company’s financial statements that impact its financial results, but which management believes are unrelated to the Company’s core business. Accordingly, the Company presents noninterest income on an operating basis, total operating revenue, noninterest expense on an operating basis, operating net income, operating earnings per share, operating return on average assets, operating return on average shareholders’ equity, operating return on average tangible shareholders’ equity (discussed further below), the operating efficiency ratio, and the ratio of noninterest income to total revenue on an operating basis. Each of these figures excludes the impact of such applicable items because management believes such exclusion can provide greater visibility into the Company’s core business and underlying trends. Such items that management does not consider to be core to the Company’s business include (i) income and expenses from investments held in rabbi trusts, (ii) gains and losses on sales of securities available for sale, net, (iii) gains and losses on the sale of other assets, (iv) rabbi trust employee benefits, (v) impairment charges on tax credit investments and associated tax credit benefits, (vi) other real estate owned (“OREO”) gains, and (vii) merger and acquisition expenses. The Company does not provide an outlook for its total noninterest income and total noninterest expense because each contains income or expense components, as applicable, such as income associated with rabbi trust accounts and rabbi trust employee benefit expense, which are market-driven, and over which the Company cannot exercise control. Accordingly, reconciliations of the Company’s outlook for its noninterest income on an operating basis and its noninterest expense on an operating basis to an outlook for total noninterest income and total noninterest expense, respectively, cannot be made available without unreasonable effort. Management also presents tangible assets, tangible shareholders’ equity, average tangible shareholders’ equity, tangible book value per share, the ratio of tangible shareholders’ equity to tangible assets, return on average tangible shareholders’ equity, and operating return on average tangible shareholders’ equity (discussed further above), each of which excludes the impact of goodwill and other intangible assets, as management believes these financial measures provide investors with the ability to further assess the Company’s performance, identify trends in its core business and provide a comparison of its capital adequacy to other companies. The Company included the tangible ratios because management believes that investors may find it useful to have access to the same analytical tools used by management to assess performance and identify trends. These non-GAAP financial measures presented in this presentation should not be considered an alternative or substitute for financial results or measures determined in accordance with GAAP or as an indication of the Company’s cash flows from operating activities, a measure of its liquidity position or an indication of funds available for its cash needs. An item which management considers to be non-core and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular period. In addition, management’s methodology for calculating non-GAAP financial measures may differ from the methodologies employed by other banking companies to calculate the same or similar performance measures, and accordingly, the Company’s reported non-GAAP financial measures may not be comparable to the same or similar performance measures reported by other banking companies. Please refer to Appendices A-D for a reconciliations of the Company's GAAP financial measures to the non-GAAP financial measures in this presentation. Non-GAAP financial measures

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 5 Q3 2022 financial highlights • Operating net income* of $55.7 million, or $0.34 per diluted share, for the third quarter of 2022 was 49% higher than the comparable prior year quarter2. • Net interest income of $152.2 million for the third quarter of 2022 was 10% higher than the prior quarter. • The net interest margin on a fully tax equivalent (“FTE”) basis* of 2.87% for the third quarter was 24 basis points higher than the prior quarter. • The cost of total deposits was 10 basis points in the third quarter, an increase of 4 basis points from the prior quarter. • Loan growth was 16.2% on an annualized basis, driven by double-digit annualized growth in commercial and residential lending. • The Company repurchased 1.5 million shares of its common stock during the third quarter of 2022 at a weighted average price of $19.52 excluding commissions, for an aggregate purchase price of $28.9 million. *Non-GAAP Financial Measure. Please refer to Appendices A-D for the applicable reconciliation. 1Presented on an annualized basis. 2The results for the comparable prior year quarter do not reflect the Company’s acquisition of Century Bancorp, Inc. (“Century”), which was completed on November 12, 2021. Key Metrics Highlights $0.10 per share Dividend declared $54.8 million Net income $55.7 million Operating net income* $0.33 $0.34 Diluted EPS Diluted operating EPS* $13.59 $9.87 BV/Share TBV/Share* 2.87% 0.10% NIM1 Total deposit cost1 22% 0.01% Fee income ratio NCOs / avg. loans1

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 6 • Net income was $54.8 million in the third quarter. Excluding certain non- recurring items, operating net income* was $55.7 million. • Net interest income was $152.2 million in the third quarter, an increase of $14.4 million from the prior quarter, primarily due to an increase in the FTE net interest margin* of 24 basis points. • Noninterest income was $43.4 million, and $45.3 million on an operating* basis. • Noninterest expense was $116.8 million and $117.4 million on an operating* basis. • Provision for allowance for loan losses of $6.5 million for the third quarter, primarily due to loan growth. • Continuing improvement in operating efficiency*, down 8 percentage points from a year ago. $ in millions, except per share amounts Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Net interest income $ 152.2 $ 137.8 $ 128.1 $ 122.4 $ 102.7 Noninterest income 43.4 41.9 46.4 49.0 43.2 Total revenue 195.6 179.7 174.5 171.4 145.9 Noninterest expense 116.8 111.1 108.9 143.6 99.0 Pre-tax, pre-provision income 78.7 68.5 65.7 27.8 46.9 Provision for (release of) allowance for loan losses 6.5 1.1 (0.5) (4.3) (1.5) Pre-tax income 72.2 67.4 66.2 32.2 48.4 Income tax expense (benefit) 17.4 16.2 14.7 (2.9) 11.3 Net income $ 54.8 $ 51.2 $ 51.5 $ 35.1 $ 37.1 Operating net income* $ 55.7 $ 52.5 $ 55.1 $ 44.9 $ 37.4 EPS $ 0.33 $ 0.31 $ 0.30 $ 0.20 $ 0.22 Operating EPS* $ 0.34 $ 0.32 $ 0.32 $ 0.26 $ 0.22 ROA1 0.97% 0.92% 0.90% 0.67% 0.84 % Operating ROA*1 0.97% 0.94% 0.96% 0.86% 0.86 % Efficiency ratio 59.75% 61.87% 62.37% 83.76% 67.83 % Operating efficiency ratio* 58.38% 60.61% 60.39% 65.21% 66.14% *Non-GAAP Financial Measure. Please refer to Appendices A-D for the applicable reconciliation. 1Presented on an annualized basis. Income statement

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 7 *Non-GAAP Financial Measure. Please refer to Appendices A-D for the applicable reconciliation. 1Presented on a fully tax equivalent (FTE) basis. 2SBA fee accretion, net of deferred cost amortization. FTE net interest income and margin*1 Average interest earning assets composition $104,007 $124,648 $130,385 $140,780 $155,851 2.53% 2.54% 2.42% 2.63% 2.87% NII - FTE* NIM - FTE Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 • The FTE net interest margin* was 2.87% for the third quarter, representing a 24 basis point increase from the prior quarter driven primarily by higher short- term interest rates. • Net interest income1 increased in the third quarter by $15.1 million, driven primarily by the increase in the net interest margin as well as higher average interest earning asset volume. • Average interest earning assets increased $78 million due to higher average loan balances. • PPP fees recognized2 were $0.5 million in the third quarter compared to $2.5 million in the prior quarter. Net interest margin trends 9,529 10,946 12,204 12,215 12,523 5,250 7,337 8,647 8,884 8,716 1,504 1,201 1,003 346 283 Loans Investments Cash Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 $ in thousands $ in millions

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 8 76% 14% 4% 3%2% Net interest income Insurance commissions Deposit service charges Trust & investment advisory fees Debit card processing fees Noninterest income Noninterest income Fee income provides diverse revenue stream $549.7mm 2022 YTD revenue Noninterest income 24% $43.2 $49.0 $46.4 $41.9 $43.4$43.0 $44.5 $53.3 $48.0 $45.3 Noninterest income Operating noninterest income* Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 $ in millions *Non-GAAP Financial Measure. Please refer to Appendices A-D for the applicable reconciliation. $ millions Q3 2022 Q2 2022 Q3 2021 QoQ YoY Insurance commissions 23.8 24.7 22.0 (4) % 8 % Deposit service charges 6.7 8.3 5.9 (19) % 13 % Trust & investment advisory 5.8 6.0 6.3 (3) % (8) % Debit card processing fees 3.2 3.2 3.0 1% 7 % All other 3.8 (0.3) 6.0 (1367) % (37) % Total noninterest income $ 43.4 $ 41.9 $ 43.2 4% — %

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 9 $99.0 $143.6 $108.9 $111.1 $116.8 $97.2 $110.3 $110.9 $114.4 $117.4 Noninterest expense Operating noninterest expense* Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Noninterest expense Noninterest expense 2022 noninterest expense 65% 13% 9% 4% 8% Salaries & benefits Data processing Occupancy & equipment Professional services Other $337mm 2022 YTD noninterest expense *Non-GAAP Financial Measure. Please refer to Appendices A-D for the applicable reconciliation. $ millions Q3 2022 Q2 2022 Q3 2021 QoQ YoY Salaries & benefits 78.1 73.0 66.2 7% 18 % Data processing 13.3 14.3 12.2 (7) % 9 % Occupancy & equipment 9.7 9.9 8.0 (2) % 22 % Professional services 5.8 4.0 4.0 44% 45 % All other 10.0 9.9 8.6 1% 16 % Total noninterest expense $ 116.8 $ 111.1 $ 99.0 5% 18% $ in millions

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 10 Linked Quarter (LQ) Year Over Year (YoY) $ in millions 9/30/2022 6/30/2022 $ % 9/30/2021 $ % Cash and cash equivalents $ 158 $ 369 $ (211) (57) % $ 1,252 $ (1,094) (87) % Securities 7,327 8,026 (699) (9) % 5,689 1,638 29 % Loans held for sale 1 1 — — % 2 (1) (50) % Total loans 12,904 12,399 505 4% 9,505 3,399 36 % Allowance for loan losses (132) (126) (6) 5% (103) (29) 28 % Deferred & unearned (19) (21) 2 (10) % (23) 4 (17) % Net Loans 12,753 12,252 501 4% 9,378 3,375 36 % Goodwill & intangibles 662 654 8 1% 380 282 74 % Other assets 1,142 1,049 93 9% 760 382 50 % Total Assets $ 22,043 $ 22,351 $ (308) (1) % $ 17,461 4,582 26 % Deposits $ 18,733 $ 19,164 $ (431) (2) % $ 13,650 $ 5,083 37 % Borrowings 423 43 380 884% 30 393 1310 % Other liabilities 471 425 46 11% 352 119 34 % Total Liabilities 19,627 19,632 (5) — % 14,032 5,595 40 % Shareholders' equity 2,416 2,719 (303) (11) % 3,429 (1,013) (30) % Total Liabilities & Equity $ 22,043 $ 22,351 $ (308) (1) % $ 17,461 4,582 26 % Equity / assets 11.0% 12.2% 19.6 % Tangible equity / tangible assets* 8.2% 9.5% 17.9% • Total assets were $22.0 billion at September 30, 2022 compared to $22.4 billion at end of the prior quarter. • Securities decreased $699 million to $7.3 billion due primarily to lower market values. • Total loans increased $505 million to $12.9 billion. PPP loan paydowns were $19 million. • Total deposits decreased $431 million to $18.7 billion. • Borrowings increased $380 million to fund loan growth. • Shareholders' equity decreased by $303 million from the prior quarter, reflecting the impact of lower AOCI and share repurchases, partially offset by an increase in retained earnings. Balance sheet *Non-GAAP Financial Measure. Please refer to Appendices A-D for the applicable reconciliation.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 11 Securities portfolio Investment composition1,2 $ in billions Portfolio trends1 Total securities yield • High quality, minimal credit risk in portfolio. • The AFS unrealized loss was $1.2 billion as of September 30, 2022 due to the increase in interest rates. Unrealized loss will converge to zero as bond maturity approaches. • Portfolio built to provide cash flows - Approximately $800 million expected over the next 12 months providing reinvestment opportunity for loans or investments. • The AFS portfolio has an average duration of 4.8 years. 62% 21% 13% 3% 0% Agency RMBS Agency CMBS Agency bonds Treasuries Munis 1.26% 1.28% 1.41% 1.51% 1.44% Yield Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 1Includes both available for sale ("AFS") and held to maturity ("HTM") portfolios represented at amortized cost. 2As of September 30, 2022. $8.5 $8.4 $8.0 $0.4 $0.5 $0.5 AFS securities HTM securities Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 12 • Favorable deposit mix with 62% of total deposits in checking products and a total deposit cost of 10 basis points. • Strong core deposit base with a history of having one of the lowest cost of funds in the industry. • Average deposits were relatively unchanged in the third quarter at $19.1 billion. Total deposits Low cost of deposits2High quality deposit portfolio1 35% 27% 25% 11% 2% DDA DDAWI MMDA Sav CD 0.02% 0.06% 0.07% 0.06% 0.10% 0.04% 0.09% 0.11% 0.10% 0.15% Interest-bearing deposit cost Total deposit cost Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Deposits $ in millions 1As of September 30, 2022. 2Presented on an annualized basis. Avg. total deposits Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 13 19% swapped to a fixed rate • Loan growth was $505.3 million, or 16.2%1. • Commercial loan growth of 15.6%1. • Residential loan growth of 25.8%1 including $78 million2 in purchased loans from Embrace Home Loans at September 30, 2022. • Consumer loan growth of 5.7%1. Loan composition Loan repricing characteristics3,4 6,946 9,040 8,943 9,063 9,420 1,491 1,927 1,936 1,990 2,119 1,067 1,315 1,303 1,346 1,365 Total commercial Residential real estate Total Consumer Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Historical composition $ in millions 36% 64% Within one month Beyond one month 1Presented on an annualized basis. 2Unpaid principal balance does not reflect purchase premiums. 3Reflects percentages of the Company's loan composition, calculated as the sum of loan balances expected to reprice or mature plus the sum of estimated prepayment and contractual amortization cash flows. 4As of September 30, 2022.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 14 Net charge-offs (NCOs) / Avg. loans1 Non-performing loans (NPLs) Allowance / Total loans & NPLs 0.03% 0.05% 0.01% (0.01)% 0.01% NCOs / Avg. loans (1) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 1.09% 0.80% 1.02% 1.01% 1.02% 245.77% 279.53% 367.13% 209.64% 387.77% Allowance / Total loans Allowance / NPLs Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 30.3 21.8 17.9 43.6 19.9 7.5 7.5 8.3 9.5 8.5 4.3 5.7 7.6 6.8 5.6 Consumer Residential Commercial Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 • The allowance for loan losses was $131.7 million at September 30, 2022, or 1.02% of total loans. • The Company recorded a provision for allowance for loan losses of $6.5 million for the third quarter, of which $4.7 million was due to loan growth. • NPLs declined to $34.0 million in Q3, due to the full payoff of a syndicated credit facility that moved to non-accrual status in the prior quarter. Asset quality 1Presented on an annualized basis. $ in millions

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 15 Outlook for 2022 *Non-GAAP Financial Measure. See slide 4 for additional information. Category Management's outlook Net interest income Expected to be $570 to $580 million for the full year 2022 Operating noninterest income* Expected to be $180 - $190 million for the full year 2022 Operating noninterest expense* Expected to be $455 to $465 million for the full year 2022, excluding a non- cash pension expense in fourth quarter for required use of settlement accounting for 2022. Fourth quarter non-cash pension expense for required use of pension settlement accounting for 2022, resulting from a determination during the fourth quarter that the cost of lump sum settlements for 2022 will exceed the GAAP threshold for pension settlement accounting. Preliminary estimate of incremental non-cash expense is $10 million to $15 million. Commercial loan growth Expect a Q4 growth rate slower than that of Q3, but above long-term guidance levels of mid to high single digits Effective tax rate Expected to be 22 - 23% for full year 2022 Share repurchases Subject to market conditions and overall liquidity

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 16 Early outlook for 2023 The economic environment in 2023 is expected to be more challenging than 2022. The outlook below is subject to a high degree of overall economic and interest rate uncertainty. *Non-GAAP Financial Measure. See slide 4 for additional information. Category Management's outlook Net interest income Expect growth rate in the low teens with the net interest margin expected to move into the low 3.0%s early in 2023 assuming the Fed Funds rate remains in the 4% to 5% range for the full year 2023 Operating noninterest income* Expected to be flat from 2022 to 2023, due to fee pressures and general market conditions Operating noninterest expense* Expected to be in the range of $490 - $510 million in 2023 as we continue to make investments in our growth through technology and people Commercial loan growth Expect growth below 2022 levels and at low end of long term long-term guidance of mid to high single-digit growth Effective tax rate Expected to be 23 - 24% for full year 2023

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 Appendix

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 18 Appendix A: Reconciliation of non-GAAP earnings metrics (1 of 3) As of and for the three Months Ended (Unaudited, dollars in thousands, except per-share data) Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Net income (GAAP) $ 54,777 $ 51,172 $ 51,516 $ 35,087 $ 37,106 Add: Noninterest income components: Losses (income) from investments held in rabbi trusts 2,248 7,316 4,433 (4,444) 289 Losses (gains) on sales of securities available for sale, net 198 104 2,172 — (1) (Gains) losses on sales of other assets (501) (1,251) 274 (34) (490) Noninterest expense components: Rabbi trust employee benefit (income) expense (867) (3,310) (2,087) 2,519 (53) Impairment charge on tax credit investments — — — 116 1,133 Gain on sale of OREO — — — — (87) Merger and acquisition expenses 271 — 34 30,652 740 Total impact of non-GAAP adjustments 1,349 2,859 4,826 28,809 1,531 Less net tax benefit associated with non-GAAP adjustments (1) 384 1,513 1,235 19,036 1,246 Non-GAAP adjustments, net of tax $ 965 $ 1,346 $ 3,591 $ 9,773 $ 285 Operating net income (non-GAAP) $ 55,742 $ 52,518 $ 55,107 $ 44,860 $ 37,391 Weighted average common shares outstanding during the period (2): Basic 163,718,962 166,533,920 169,857,950 172,246,799 172,298,615 Diluted 164,029,649 166,573,627 169,968,156 172,481,829 172,298,615 Earnings per share, basic $ 0.33 $ 0.31 $ 0.30 $ 0.20 $ 0.22 Earnings per share, diluted $ 0.33 $ 0.31 $ 0.30 $ 0.20 $ 0.22 Operating earnings per share, basic (non-GAAP) $ 0.34 $ 0.32 $ 0.32 $ 0.26 $ 0.22 Operating earnings per share, diluted (non-GAAP) $ 0.34 $ 0.32 $ 0.32 $ 0.26 $ 0.22 (1) The net tax benefit associated with these items is determined by assessing whether each item is included or excluded from net taxable income and applying our combined statutory tax rate only to those items included in net taxable income. The net tax benefit amount for the quarters ended December 31, 2021 and June 30, 2022 reflect the impact of the release of $11.3 million and $0.7 million, respectively, of the $12.0 million valuation allowance associated with the Company's stock donation to the Eastern Bank Foundation made in the quarter ended December 31, 2020. There was no such release in other quarters. (2) Shares held by the Company’s ESOP that have not been allocated to employees in accordance with the terms of the ESOP are not deemed outstanding for earnings per share calculations.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 19 Appendix A: Reconciliation of non-GAAP earnings metrics (2 of 3) As of and for the three Months Ended (Unaudited, dollars in thousands, except per-share data) Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Return on average assets (3) 0.97% 0.92% 0.90% 0.67% 0.84 % Add: Losses (income) from investments held in rabbi trusts (3) 0.04% 0.13% 0.08% (0.08) % 0.01 % Losses (gains) on sales of securities available for sale, net (3) — % — % 0.04% — % — % (Gains) losses on sales of other assets (3) (0.01) % (0.02) % — % — % (0.01) % Rabbi trust employee benefit (income) expense (3) (0.02) % (0.06) % (0.04) % 0.05% — % Impairment charge on tax credit investments (3) — % — % — % — % 0.03 % Gain on sale of OREO (3) — % — % — % — % — % Merger and acquisition expenses (3) — % — % — % 0.58% 0.02 % Less net tax benefit associated with non-GAAP adjustments (1) (3) 0.01% 0.03% 0.02% 0.36% 0.03 % Operating return on average assets (non-GAAP) (3) 0.97% 0.94% 0.96% 0.86% 0.86 % Return on average shareholders' equity (3) 7.83% 7.16% 6.38% 4.07% 4.27 % Add: Losses (income) from investments held in rabbi trusts (3) 0.32% 1.02% 0.55% (0.52) % 0.03 % Losses (gains) on sales of securities available for sale, net (3) 0.03% 0.01% 0.27% — % — % (Gains) losses on sales of other assets (3) (0.07) % (0.18) % 0.03% — % (0.06) % Rabbi trust employee benefit (income) expense (3) (0.12) % (0.46) % (0.26) % 0.29% (0.01) % Impairment charge on tax credit investments (3) — % — % — % 0.01% 0.13 % Gain on sale of OREO (3) — % — % — % — % (0.01) % Merger and acquisition expenses (3) 0.04% — % — % 3.55% 0.09 % Less net tax benefit associated with non-GAAP adjustments (1) (3) 0.05% 0.21% 0.15% 2.21% 0.14 % Operating return on average shareholders' equity (non-GAAP) (3) 7.98% 7.34% 6.82% 5.19% 4.30% (1) The net tax benefit associated with these items is determined by assessing whether each item is included or excluded from net taxable income and applying our combined statutory tax rate only to those items included in net taxable income. The net tax benefit amount for the quarters ended December 31, 2021 and June 30, 2022 reflect the impact of the release of $11.3 million and $0.7 million, respectively, of the $12.0 million valuation allowance associated with the Company's stock donation to the Eastern Bank Foundation made in the quarter ended December 31, 2020. There was no such release in other quarters. (3) Presented on an annualized basis.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 20 Appendix A: Reconciliation of non-GAAP earnings metrics (3 of 3) As of and for the three Months Ended (Unaudited, dollars in thousands, except per-share data) Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Average tangible shareholders' equity: Average total shareholders' equity (GAAP) $ 2,776,691 $ 2,865,799 $ 3,273,447 $ 3,423,231 $ 3,450,679 Less: Average goodwill and other intangibles 656,684 654,444 649,497 520,988 380,185 Average tangible shareholders' equity (non-GAAP) $ 2,120,007 $ 2,211,355 $ 2,623,950 $ 2,902,243 $ 3,070,494 Return on average tangible shareholders' equity (non-GAAP) (3) 10.25% 9.28% 7.96% 4.80% 4.79 % Add: Losses (income) from investments held in rabbi trusts (3) 0.42% 1.33% 0.69% (0.61) % 0.04 % Losses (gains) on sales of securities available for sale, net (3) 0.04% 0.02% 0.34% — % — % (Gains) losses on sales of other assets (3) (0.09) % (0.23) % 0.04% — % (0.06) % Rabbi trust employee benefit (income) expense (3) (0.16) % (0.60) % (0.32) % 0.34% (0.01) % Impairment charge on tax credit investments (3) — % — % — % 0.02% 0.15 % Gain on sale of OREO (3) — % — % — % — % (0.01) % Merger and acquisition expenses (3) 0.05% — % 0.01% 4.19% 0.10 % Less net tax benefit associated with non-GAAP adjustments (1) (3) 0.07% 0.27% 0.19% 2.60% 0.16 % Operating return on average tangible shareholders' equity (non-GAAP) (3) 10.44% 9.53% 8.53% 6.14% 4.84% (1) The net tax benefit associated with these items is determined by assessing whether each item is included or excluded from net taxable income and applying our combined statutory tax rate only to those items included in net taxable income. The net tax benefit amount for the quarters ended December 31, 2021 and June 30, 2022 reflect the impact of the release of $11.3 million and $0.7 million, respectively, of the $12.0 million valuation allowance associated with the Company's stock donation to the Eastern Bank Foundation made in the quarter ended December 31, 2020. There was no such release in other quarters. (3) Presented on an annualized basis.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 21 Appendix B: Reconciliation of non-GAAP operating revenues and expenses Three Months Ended (Unaudited, dollars in thousands) Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Net interest income (GAAP) $ 152,179 $ 137,757 $ 128,124 $ 122,437 $ 102,691 Add: Tax-equivalent adjustment (non-GAAP) 3,672 3,023 2,261 2,211 1,316 Fully-taxable equivalent net interest income (non-GAAP) $ 155,851 $ 140,780 $ 130,385 $ 124,648 $ 104,007 Noninterest income (GAAP) $ 43,353 $ 41,877 $ 46,415 $ 49,001 $ 43,209 Less: (Losses) income from investments held in rabbi trusts (2,248) (7,316) (4,433) 4,444 (289) (Losses) gains on sales of securities available for sale, net (198) (104) (2,172) — 1 Gain (losses) on sales of other assets 501 1,251 (274) 34 490 Noninterest income on an operating basis (non-GAAP) $ 45,298 $ 48,046 $ 53,294 $ 44,523 $ 43,007 Noninterest expense (GAAP) $ 116,840 $ 111,139 $ 108,866 $ 143,602 $ 98,970 Less: Rabbi trust employee benefit (income) expense (867) (3,310) (2,087) 2,519 (53) Impairment charge on tax credit investments — — — 116 1,133 Gain on sale of OREO — — — — (87) Merger and acquisition expenses 271 — 34 30,652 740 Noninterest expense on an operating basis (non-GAAP) $ 117,436 $ 114,449 $ 110,919 $ 110,315 $ 97,237 Total revenue (GAAP) $ 195,532 $ 179,634 $ 174,539 $ 171,438 $ 145,900 Total operating revenue (non-GAAP) $ 201,149 $ 188,826 $ 183,679 $ 169,171 $ 147,014 Efficiency ratio (GAAP) 59.75% 61.87% 62.37% 83.76% 67.83 % Operating efficiency ratio (non-GAAP) 58.38% 60.61% 60.39% 65.21% 66.14 % Noninterest income / total revenue (GAAP) 22.17% 23.31% 26.59% 28.58% 29.62 % Noninterest income / total revenue on an operating basis (non-GAAP) 22.52% 25.44% 29.01% 26.32% 29.25%

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 22 Appendix C: Reconciliation of non-GAAP capital metrics As of Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 (Unaudited, dollars in thousands, except per-share data) Tangible shareholders' equity: Total shareholders' equity (GAAP) $ 2,416,163 $ 2,718,396 $ 3,008,392 $ 3,406,352 $ 3,429,292 Less: Goodwill and other intangibles 662,222 653,853 654,759 649,703 379,772 Tangible shareholders' equity (non-GAAP) 1,753,941 2,064,543 2,353,633 2,756,649 3,049,520 Tangible assets: Total assets (GAAP) 22,042,933 22,350,848 22,836,072 23,512,128 17,461,223 Less: Goodwill and other intangibles 662,222 653,853 654,759 649,703 379,772 Tangible assets (non-GAAP) $ 21,380,711 $ 21,696,995 $ 22,181,313 $ 22,862,425 $ 17,081,451 Shareholders' equity to assets ratio (GAAP) 11.0% 12.2% 13.2% 14.5% 19.6 % Tangible shareholders' equity to tangible assets ratio (non-GAAP) 8.2% 9.5% 10.6% 12.1% 17.9 % Common shares outstanding 177,772,553 179,253,801 183,438,711 186,305,332 186,758,154 Book value per share (GAAP) $ 13.59 $ 15.17 $ 16.40 $ 18.28 $ 18.36 Tangible book value per share (non-GAAP) $ 9.87 $ 11.52 $ 12.83 $ 14.80 $ 16.33

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 23 Appendix D: Tangible shareholders' equity roll forward As of Change Sep 30, 2022 Jun 30, 2022 Jun 30, 2022 (Unaudited, dollars in thousands, except per-share data) Common stock $ 1,778 $ 1,793 $ (15) Additional paid in capital 1,676,396 1,700,495 (24,099) Unallocated ESOP common stock (138,950) (140,203) 1,253 Retained earnings 1,855,757 1,817,474 38,283 AOCI, net of tax - available for sale securities (918,855) (657,386) (261,469) AOCI, net of tax - pension (5,842) (5,718) (124) AOCI, net of tax - cash flow hedge (54,121) 1,941 (56,062) Total shareholders' equity: $ 2,416,163 $ 2,718,396 $ (302,233) Less: Goodwill and other intangibles 662,222 653,853 8,369 Tangible shareholders' equity (non-GAAP) $ 1,753,941 $ 2,064,543 $ (310,602) Common shares outstanding 177,772,553 179,253,801 (1,481,248) Per share: Common stock $ 0.01 $ 0.01 $ — Additional paid in capital 9.43 9.49 (0.06) Unallocated ESOP common stock (0.78) (0.78) — Retained earnings 10.44 10.14 0.30 AOCI, net of tax - available for sale securities (5.17) (3.67) (1.50) AOCI, net of tax - pension (0.03) (0.03) — AOCI, net of tax - cash flow hedge (0.30) 0.01 (0.32) Total shareholders' equity: $ 13.59 $ 15.17 $ (1.57) Less: Goodwill and other intangibles 3.73 3.65 0.08 Tangible shareholders' equity (non-GAAP) $ 9.87 $ 11.52 $ (1.65)